Exhibit 99.2

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 1 Investor Relations Presentation August 1, 2016

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 2 This presentation may contain projections or other forward - looking statements regarding future events or our future financial pe rformance or estimates regarding third parties. These statements are only estimates or predictions and reflect our current beliefs and expectations. Ac tual events or results may differ materially from those contained in the estimates, projections or forward - looking statements. It is routine for intern al projections and expectations to change as the quarter progresses, and therefore it should be clearly understood that the internal projections an d beliefs upon which we base our expectations may change prior to the end of the quarter. Although these expectations may change, we will not necessa ril y inform you if they do. Our policy is to provide expectations not more than once per quarter, and not to update that information until the next q uar ter. Some of the factors that could cause actual results to differ materially from the forward - looking statements contained herein include, without limit ation, ( i ) our operating results may fluctuate, are difficult to predict and could fall below expectations , (ii) our transactions business is dependent on third party participants, whose lack of performance could adversely affect our results of operations , (iii) our ongoing investment in new businesses and new products, services, and technologies is inherently risky, and could disrupt our ongoing business and/or fail to generate the results we are expec tin g , (iv) we may be unable to develop solutions that generate revenue from advertising and other services delivered to mobile phones and wireless device s , (v) our businesses could be negatively affected by changes in Internet search engine algorithms , (vi) intense competition in our markets may adversely affect revenue and results of operations , (vii) we may be subject to legal liability associated with providing online services or content , (viii) fraudulent or unlawful activities on our marketplace could harm our business and consumer confidence in our marketplace , (ix) we are subject to payments - related risks , (x) we cannot assure you that our publications will be profitable , and (xi) other factors detailed in documents we file from time to time with the Securities and Exchange Commission. Forward - looking statements in this release are made pursuant to the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. This presentation includes certain “Non - GAAP financial information”. A reconciliation of such information to the most directly c omparable GAAP financial measure can be found at the end of this presentation. SAFE HARBOR

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 3 Our mission is to help people navigate and truly enjoy life’s biggest moments, TOGETHER. Our family of multi - platform brands guide couples through transformative lifestages , from getting married, to moving in together and having a baby.

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 4 FOUNDED 1996 #1 IN WEDDINGS TOP 3 IN BABY CATEGORY CHALLENGER IN HOME/NEWLYWED OUR BRANDS ~ 20 million monthly unique visitors* *Q1 2016 Unique Visitor Source: comScore Multi Platform and Google Analytics

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 5 XO GROUP AT A GLANCE 2015 Revenue $142M, (1%) y/y 2015 Revenue excluding Merchandise + 10% y/y $29M 2015 Adj. EBITDA As of June 30, 2016: 683 Employees $ 97M Cash & Cash Equivalents * Includes revenue earned from GigMasters.com and other ancillary brands and sites; 2015 Respective % of Revenue The Nest: 1% The Bump: 10% The Knot:* 89% Online Advertising: 72% Publishing + Other: 1 7 % Transactions : 1 0 % Merchandise (exited Q1 2015): 1% Full Year 2015 Revenue by Brand

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 6 THE KNOT: #1 IN WEDDINGS Unique Visitor Source: comScore Multi Platform 0 0.6 0.9 2.2 2.5 5.1 11.8 Zola / Loverly / Appy Couple Martha Stewart Weddings MyWedding Wedding Bee Brides.com Wedding Wire Network The Knot Wedding Network 11.8 Does not meet minimum reporting requirements Unique Visitors Monthly Average ( I n M illions ) [ 6 months ended June 30, 2016]

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 7 10% Growth Target -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $20 $40 $60 $80 $100 $120 $140 $160 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Revenue Year-over-year Revenue Growth 10% Growth Target 1999 & 2000 over 300% growth Target revenue growth 10%+ GOAL IS TO ACCELERATE REVENUE GROWTH 6/30/16 YTD revenue growth 8%

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 8 2013 - 2015 : Leadership , Technology & Product Excellence STRATEGIC TRANSFORMATION UNDERWAY… Revamped executive & leadership team Rebuilt technology infrastructure Greatly improved our products

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 9 -10% 0% 10% 20% 2012 2013 2014 2015 Year - Over - Year Growth Rates Revenue Non-GAAP Opex Remaining Authorization CAPITAL ALLOCATION PRIORITIES INTERNAL INVESTMENTS STRATEGIC TRANSACTIONS SHARE REPURCHASE $28.1M* *As of June 30, 2016

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 10 FOCUS ON CORE ASSETS Disposed of Ijie (The Knot China) Exited Merchandise operations Discontinued publication of The Bump magazine 2014 - 2015 : Evaluated & took decisive action on non - core assets

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 11 The cost of love. $MM 2008 - 2013 FY 2014 FY 2015 Target Model Net Revenue Y/Y Growth 5% CAGR 7% (1%)* Double digit growth Gross Margin % 80% avg. 85% 93% 90 - 95% Adj. EBITDA Margin % 18% avg. 17% 21% At least 20% FINANCIAL MODEL *2015 Revenue Excluding Merchandise Operations, + 10 % Y/Y

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 12 10% Growth Target -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $0 $20 $40 $60 $80 $100 $120 $140 $160 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Revenue Year-over-year Revenue Growth 10% Growth Target 1999 & 2000 over 300% growth Target revenue growth 10%+ GOAL IS TO ACCELERATE REVENUE GROWTH 6/30/16 YTD revenue growth 8%

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 13 Our Vision* TRANSACTIONS UNLOCK SIGNIFICANT MARKET OPPORTUNITY Advertising Market Transactions * image is not intended to reflect revenue projections or scale 2015 Online Advertising Revenue Growth: + 14% Y/Y 2015 Transaction Revenue Growth: + 42% Y/Y Advertising Market Transactions Today*

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 14 TRANSACTIONAL MARKETPLACES HOUZZ UBER AIRBN B

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 15 BRIDES ARE OBSESSED WITH What do brides love more than planning their wedding ? Planning with The Knot. Featuring XO Employee Lindsey Perdeck Wedding Date: December 17, 2016

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 16 $14,788 $5,004 $4,442 $2,300 $1,996 $4,111 U.S. WEDDING MARKET 1 United States Census Bureau American Community Survey and The 2015 The Knot Market Intelligence’s Annual Real Weddings Survey 2 The 2015 Knot Market Intelligence’s Annual Real Weddings Study Avg. Cost Of A Wedding 1 ~$33K Includes engagement ring, but does not include honeymoon Local Wedding Vendors ~300K Annual Wedding Events Per Year ~1.7M Avg. Number Of Guests Per Wedding 136 Wedding Industry Market Size 1 ~$100B Includes day - of wedding vendors, jewelry, registry, honeymoon and other categories Event/Wedding Planner Venue Band/ DJ Photo/ Video Florist Avg. $ Spent i n 2015 [ Top 5 Wedding Verticals] 2 Multiple Verticals

OUR PROGRESS

2015 – 2016: MARKETPLACE EXPANSION

- Optimized for guest transactions
- Transitioned to ecommerce affiliate program
- Partnered with and invested in Jetaport room block booking
- Acquired GigMasters entertainment marketplace
- Grew local vendor leads 3X year-over-year*
- Launched venue transaction program; added ~3,000 transactional vendors**

xo group/ 17
© 2016 XO GROUP INC. ALL RIGHTS RESERVED.

*As of December 31, 2015
** As of June 30, 2016

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 18 QUARTERLY TRANSACTIONS REVENUE ($M) 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $1 $2 $3 $4 $5 $6 $7 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Revenue Year-over-year Revenue Growth

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 19 AVERAGE WEDDING JOURNEY Data based on internal projections and The 2014 Knot Market Intelligence’s Annual Real Weddings Study * image is not intended to reflect revenue projections or scale; The size of the circles represent the size of the bride's stress - level Months to Wedding 78% of all weddings take place between May and October

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 20 Fresh ideas and a supportive community help our parents celebrate the joys of parenthood. PARENTS CAN’T LIVE WITHOUT Featuring XO Employee Vanessa Velazquez

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 21 THE BUMP: GROWING BABY PLATFORM *full year 2015 * *source: Google Analytics **NCHS National Vital Health Statistics Reports and USDA report - expenditures on children and internal projections 10% of REVENUE* Growing mobile user - base dramatically expands editorial and advertisers’ reach with innovative products, services and expert advice 7.2M** Q2 2016 Average Unique Visitors (UVs) *Based on Internal Google Analytics ~4M*** Births/Year $60B+ *** Spend annually on newborns

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 22 Summary Income Statement ($M) 3 months ended 6/30/16 (unaudited) 3 months ended 6/30/15 (unaudited) Revenue $38.7 $36.2 Gross Profit $36.0 $33.3 Margin 92.9% 92.1% *Adjusted EBITDA $9.8 $8.7 Net Income $3.8 $3.3 Earnings per Diluted Share $0.15 $0.13 *Non - GAAP Earnings per Diluted Share $0.14 $0.13 Q2 UPDATE • Total revenue increased 7 % year - over - year • Transaction revenue increased 55% year - over - year; driven by strong results in registry services revenue • Adjusted EBITDA increased 13% year - over - year; 25% Adj. EBITDA Margin • Repurchased and retired $1.4 million of common stock under the Company’s authorized repurchase program • On May 23, 2016, our Board of Directors authorized a new repurchase program of up to an additional $20.0 million of common stock • Ended the quarter with $97 million in cash and cash equivalents *Non - GAAP, please see reconciliation at the end of this presentation Summary Balance Sheet ($M) 6/30/16 (unaudited) 3/31/16 (unaudited) Cash and cash equivalents $96.7 $92.2 Other current assets 23.4 23.3 Total Assets 200.3 196.5 Debt --- --- Current Liabilities 26.8 27.2 Total Liabilities 33.0 33.5 Total Liabilities and Stockholders’ Equity $200.3 $196.5

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 23

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 24 Questions? Contact ir@xogrp.com

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 25 Reconciliation of GAAP to NON - GAAP Financial Measures: 2015 & 2014

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 26 Reconciliation of GAAP to NON - GAAP Financial Measures: QTD 6/30 (unaudited)

© 2016 XO GROUP INC. ALL RIGHTS RESERVED. 27 Reconciliation of GAAP to NON - GAAP Financial Measures: YTD 6/30 (unaudited)